UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2020, Adamis Pharmaceuticals Corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative for the several underwriters listed therein (“Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters in an underwritten public offering (the “Offering”) an aggregate of 16,129,032 shares (the “Shares”) of common stock, $0.0001 par value per share, of the Company (the “Common Stock”). Each share of Common Stock is being offered and sold to the public at a public offering price of $0.62 per Share.

The Company intends to use the aggregate net proceeds of the offering primarily for general corporate purposes, which include, without limitation, expenditures relating to research, development and clinical trials relating to the Company’s products and product candidates, manufacturing, capital expenditures, hiring additional personnel, acquisitions of new technologies or products, the payment, repayment, refinancing, redemption or repurchase of existing or future indebtedness, obligations or capital stock, and working capital. Under the terms of the Underwriting Agreement, the Company has granted the Underwriters an option for a period of 30 days to purchase up to an additional 2,419,354 shares of Common Stock from the Company at the public offering price per Share, after deducting the underwriting discounts and commissions, to cover over-allotments, if any.

The Company expects to receive net proceeds of approximately $9,145,000 after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, assuming no exercise of the Underwriters’ over-allotment option. If the Underwriters exercise their over-allotment option in full, the Company expects to receive net proceeds of approximately $10,555,000 after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering is expected to close on September 22, 2020, subject to the satisfaction of customary closing conditions. Raymond James & Associates, Inc. is acting as the sole book-running manager of the Offering. Maxim Group LLC is acting as lead manager for the Offering.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, certain officers and directors of the Company have entered into “lock-up” agreements, subject to certain exceptions, with the Underwriters that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of 60 days from the date of the Underwriting Agreement.

The Offering is being made pursuant to the Company’s effective “shelf” registration statement on Form S-3 and an accompanying prospectus (Registration No. 333-226100) filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2018 and declared effective by the SEC on July 18, 2018, as supplemented by a preliminary prospectus supplement filed with the SEC on September 17, 2020, and a final prospectus supplement to be filed with the SEC (the “Prospectus Supplements”) pursuant to Rule 424(b) under the Securities Act.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit, which is incorporated by reference. A copy of the legal opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation relating to the legality of the issuance and sale of the shares being sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC, including the Prospectus Supplements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

Item 8.01 Other Events

On September 17, 2020, the Company issued a press release announcing the Offering as described above in Item 1.01. On September 18, 2020, the Company issued a subsequent press release announcing the pricing of the Offering. The full texts of the press releases are set forth as Exhibits 99.1 and 99.2 attached to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated September 18, 2020, by and between Adamis Pharmaceuticals Corporation and Raymond James & Associates, Inc., as representative of the underwriters named therein
5.1	Opinion of Weintraub Tobin Chediak Coleman Grodin
23.1	Consent of Weintraub Tobin Chediak Coleman Grodin (included in Exhibit 5.1)
99.1	Press release dated September 17, 2020
99.2	Press release dated September 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: September 18, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer